UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K/A
_____________________
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): January 4, 2024
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by loanDepot, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC“) on January 8, 2024 (the “Original Report”). The Company is filing this Amendment in order to provide supplemental information regarding the cybersecurity incident disclosed by the Company in the Original Report. Except as expressly set forth herein, this Amendment does not amend the Original Report in any way. This Amendment supplements, and should be read in conjunction with, the Original Report.

Item 8.01. Other Events.

As disclosed in the Original Report, the Company recently identified a cybersecurity incident affecting certain of the Company’s systems. On January 22, 2024, the Company issued a press release providing an update regarding this cybersecurity incident. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company has not yet determined whether the cybersecurity incident is reasonably likely to materially impact the Company’s financial condition or results of operations.

Forward-Looking Statements

This Amendment contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on the Company’s expectations and beliefs concerning future events impacting the Company, and, therefore, involve several risks and uncertainties. You can identify these statements by the use of words such as “will,” “anticipate,” “estimate,” “expect,” “should,” “could” and “may” and similar expressions or the negative versions of these words or comparable words (however, the absence of these words or similar expressions does not mean that a statement is not forward-looking). All statements regarding the impact from the cybersecurity incident, including impact on the operations and financial condition of the Company, the scope of the investigation and the Company’s plans, objectives, projections and expectations relating to the Company’s operations or financial condition, and assumptions related thereto are forward-looking statements. Forward-looking statements are not guarantees and actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of the Company’s operations or financial condition to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the Company’s ongoing assessment of the impacts of the cybersecurity incident and its impact on the Company’s operations and financial condition; the Company’s ongoing assessment of the incident, including the Company’s potential discovery of additional information related to the incident in connection with its investigation or otherwise; the Company’s expectations regarding its ability to contain and remediate the cybersecurity incident; further delays in the time required to verify some or all of the Company’s information technology systems; the impact of the cybersecurity incident on the Company’s relationships with customers, employees and regulators; legal, reputational and financial risks resulting from the cybersecurity incident; the extent of available insurance coverage; any potential regulatory inquiries and/or litigation to which the Company may become subject in connection with this incident; and that any future, or still undetected, cybersecurity related incident, whether an attack, disruption, intrusion, denial of service, theft or other breach could result in unauthorized access to, or disclosure of, data, resulting in claims, costs and reputational harm that could negatively affect our actual results of operations or financial condition; and other risks detailed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission, including Forms 8-K filed or furnished with the SEC. The forward-looking statements in this document speak only as of the date of this Amendment. The Company does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	loanDepot, Inc. press release, dated January 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Gregory Smallwood
Name: Gregory Smallwood
Title: Chief Legal Officer and Corporate Secretary

Date: January 22, 2024